UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K/A

AMENDMENT NO.2 TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 1, 2007

Date of Report (Date of earliest event reported)

MPC CORPORATION

(Exact Name of Registrant as Specified in Charter)

Colorado	0-115404	84-1577562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

906 East Karcher Road, Nampa, ID 83687

(Address of principal executive offices)

(208) 893-3434

(Registrant’s telephone number, including are code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 1, 2007, MPC Corporation (MPC), through its wholly-owned subsidiary MPC-Pro, LLC, purchased from Gateway, Inc. and Gateway Technologies, the Professional Division, the portion of the Consumer Direct Division that markets business-related products, and a portion of the Customer Care & Support department that provides technical services to customers of the Professional and Consumer Direct Divisions (collectively, the “Professional Business”) pursuant to an Asset Purchase Agreement dated September 4, 2007. On October 9, 2007, MPC filed a Current Report on Form 8-K to report the completion of the acquisition of the Professional Business. On December 10, 2007, MPC filed Form 8-K/A (Amendment No. 1) to provide certain financial information required by Item 9.01 that was previously unavailable. This Current Report on Form 8-K/A (Amendment No. 2) is being filed for the sole purpose of attaching Exhibit 23.1 (Consent of Independent Registered Public Accountants), which was removed from Amendment No. 1 by the EDGAR filing system because of a transmission error.

Except as described above, this Form 8-K/A (Amendment No. 2) does not update information presented in the Company’s Current Report on Form 8-K originally filed October 9, 2007.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

23.1*	Consent of Independent Registered Public Accountants

99.1**

Consolidated Statements of Assets Sold and Liabilities Transferred and Revenue and Direct Expenses of the Gateway Professional Business as of December 31, 2005, and 2006 and September (unaudited) and for the Years Ended December 31, 2004, 2005, and 2006 and for the Nine Months Ended September 30, 2006 and 2007 (unaudited)

99.2**	Pro forma Condensed Consolidated Balance Sheet of MPC Corporation as of September 30, 2007

99.3**

Forecasted Condensed Consolidated Statement of Operations of MPC Corporation for the Three Months ended December 31, 2007 including the revenues and expenses of the Professional Business and Forecasted Condensed Consolidated Statement of Operations of MPC Corporation for the Year ended December 31, 2008 including the revenues and expenses of the Professional Business

* Filed herewith

** Filed with Current Report on Form 8-K (Amendment No. 1) on December 10, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPC CORPORATION

Date: December 10, 2007	By: /s/ Curtis M. Akey Curtis M. Akey Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1*	Consent of Independent Registered Public Accountants
99.1**

Consolidated Statements of Assets Sold and Liabilities Transferred and Revenue and Direct Expenses of the Gateway Professional Business as of December 31, 2005, and 2006 and September (unaudited) and for the Years Ended December 31, 2004, 2005, and 2006 and for the Nine Months Ended September 30, 2006 and 2007 (unaudited)

99.2**	Pro forma Condensed Consolidated Balance Sheet of MPC Corporation as of September 30, 2007
99.3**

Forecasted Condensed Consolidated Statement of Operations of MPC Corporation for the Three Months ended December 31, 2007 including the revenues and expenses of the Professional Business and Forecasted Condensed Consolidated Statement of Operations of MPC Corporation for the Year ended December 31, 2008 including the revenues and expenses of the Professional Business

* Filed herewith

** Filed with Current Report on Form 8-K (Amendment No. 1) on December 10, 2007